UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2024
 _________________________________
Hudson Pacific Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11601 Wilshire Blvd., Ninth Floor
Los Angeles,	California	90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable
(Former name or former address, if changed since last report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HPP	New York Stock Exchange
4.750% Series C Cumulative Redeemable Preferred Stock	HPP Pr C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)The Company held its Annual Meeting on May 15, 2024 at 9:00 a.m. (Pacific Time).

(b)The voting results from the Company’s Annual Meeting were as follows:

1.Each of the following ten directors was elected to the Board to serve until the next annual meeting of stockholders in 2025 or until their respective successors are elected and qualified, and received the number of votes set forth below. For each director, there were 10,846,990.00 broker non-votes.

Name	For	Against	Abstain
Victor J. Coleman	113,474,286.66	3,073,559.00	73,050.00
Theodore R. Antenucci	116,132,694.66	474,547.00	13,654.00
Ebs Burnough	115,847,750.94	663,652.73	109,492.00
Jonathan M. Glaser	113,149,037.32	3,462,192.34	9,666.00
Robert L. Harris II	108,268,847.66	8,338,473.00	13,575.00
Christy Haubegger	114,511,412.32	2,100,169.34	9,314.00
Mark D. Linehan	113,086,497.66	3,521,118.00	13,280.00
Michael Nash	116,371,489.66	232,029.00	17,377.00
Barry A. Sholem	111,589,555.32	5,021,080.34	10,260.00
Andrea Wong	97,792,109.35	18,818,176.32	10,610.00

2.The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year was approved by a vote of 118,471,600.66 shares in favor, 8,982,886.00 shares against, and 13,399.00 shares abstaining. There were no broker non-votes.

3.An advisory resolution approving the Company’s executive compensation was approved by a vote of 106,460,170.49 shares in favor, 10,118,241.66 shares against, and 42,483.52 shares abstaining. There were 10,846,990.00 broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date:	May 16, 2024	By:	/s/ Mark Lammas
Mark Lammas President